Exhibit 10.3

CONTINUING GUARANTEE

WHEREAS, MBC Funding II Corp., a New York corporation (the “Issuer”), is entering into that certain Indenture, dated as of the date hereof (as the same may be amended, modified, supplemented or restated from time to time, the “Indenture”), with Manhattan Bridge Capital, Inc. (the “Guarantor”) and Worldwide Stock Transfer, LLC, as initial trustee (the “Trustee”), pursuant to which the Issuer is concurrently issuing its 6% Senior Secured Notes due April 2026 (the “Notes”) (all capitalized terms used herein shall have the same meaning as ascribed to them in the Indenture unless otherwise expressly stated); and

WHEREAS, as a condition precedent to the issuance of the Notes, the Guarantor is required to execute and deliver this Continuing Unconditional Guarantee (this “Guarantee”) to the Trustee, for the benefit of itself and the Noteholders; and

WHEREAS, the Guarantor is the sole stockholder of the Issuer and will directly or indirectly receive certain benefits from the proceeds of the issuance of the Notes by the Issuer and is therefore willing to guaranty the prompt payment and performance of the Obligations (as such term is hereinafter defined) of the Issuer, on the terms set forth in this Guarantee.

NOW, THEREFORE, for value received and in consideration of the purchase of the Notes by the Noteholders, the undersigned unconditionally guarantees the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness and obligations of every kind and nature of the Issuer under the Indenture, the Notes or any other Transaction Document, whether owing to the Indenture Trustee or the Noteholders with respect to the payment of principal, interest, and collection costs owing under the Notes or otherwise (all such indebtedness and obligations being hereinafter referred to as the “Obligations”). The Guarantor further agrees to pay all reasonable out-of-pocket costs and expenses, including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees paid or incurred by the Trustee in collecting all or any part of the Obligations from, or in prosecuting any action against, the Guarantor (together with the Obligations, the “Guaranteed Obligations”). All amounts payable by the Guarantor under this Guarantee shall be payable upon demand by the Trustee and shall be made in lawful money of the United States, in immediately available funds.

Section 1. No Fraudulent Conveyance. Notwithstanding any provision of this Guarantee to the contrary, it is intended that this Guarantee, and any security interests granted by the Guarantor to secure this Guarantee, do not constitute a “Fraudulent Conveyance” (as defined below). Consequently, the Guarantor agrees that if this Guarantee, or any such security interests securing this Guarantee, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guarantee and each such security interest shall be valid and enforceable only to the maximum extent that would not cause this Guarantee or such security interest to constitute a Fraudulent Conveyance, and this Guarantee or the Transaction Documents providing for such security interest shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of Chapter 11 of Title 11 of the United States Code (11 U.S.C. § 101 et seq.), as amended (the “Bankruptcy Code”) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

Section 2. Unconditional Guaranty. The Guarantor hereby agrees that, its obligations under this Guarantee shall be unconditional, irrespective of (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, the Transaction Documents, the Obligations or any part thereof, or of the Notes or other document evidencing all or any part of the Obligations, (b) the absence of any attempt to collect from the Issuer or any other guarantor of all or any part of the Obligations or other action to enforce the same, (c) the waiver, modification, extension, amendment or consent by the Trustee or the Noteholders with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement heretofore, now or hereafter executed by the Issuer or any other guarantor of all or any part of the Obligations, and delivered to the Trustee, (d) failure by the Trustee to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations or any guaranty, (e) the existence or nonexistence of any defenses which may be available to the Issuer or any other guarantor of all or any part of the Obligations, (f) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against any of the Issuer or any other guarantor, or the Trustee’s election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (g) any borrowing or grant of a security interest by the Issuer, as debtor-in-possession, under Section 364 of the Bankruptcy Code (or use of cash collateral under Section 363 of the Bankruptcy Code), (h) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Trustee’s claim(s) for repayment of the Obligations, (i) any assignment or other transfer of the Issuer’s interest or any assumption of the Issuer’s obligations under the Notes, the Indenture or any Transaction Document or (j) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

Section 3. Demand by the Trustee. It is expressly understood and agreed that, if, at any time, the outstanding Obligations are declared to be immediately due and payable, then the Guarantor shall, without demand, pay to the Trustee the entire amount of the outstanding Obligations. Payment by the Guarantor shall be made to the Trustee in immediately available federal funds to an account designated by the Trustee or at the address set forth herein for the giving of notice to the Trustee or at any other address that may be specified in writing from time to time by the Trustee, and shall be credited and applied in accordance with the Indenture.

Section 4. Waiver. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Issuer or other guarantors, protest or notice with respect to the Obligations and all demands whatsoever, and covenants that this Guarantee will not be discharged, except by complete and indefeasible payment and performance of the Guaranteed Obligations. The Guarantor further waives notice of (a) acceptance of this Guarantee, (b) the existence or incurring from time to time of any Obligations guarantied hereunder, (c) the existence of any Default or Event of Default, the making of demand, nonpayment, or the taking of any action by the Trustee or any Noteholder, under the Indenture or any of the other Transaction Documents, and (d) the benefit of any statute of limitations. Upon the occurrence and during the continuance of any Event of Default, the Trustee may, at its sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Obligations, without first proceeding against the Issuer or any other guarantor, or against any security or collateral for the Obligations. The Guarantor’s obligations hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, attention or compromise and shall not be subject to, and the Guarantor hereby irrevocably waives, any defense or set-off, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guarantor’s obligations hereunder or otherwise. The Guarantor agrees that this Guarantee constitutes a guarantee of payment when due and not of collection.

Section 5. Authorization. The Trustee is hereby authorized in accordance with the Indenture, without notice or demand and without affecting the liability of the Guarantor hereunder, at any time and from time to time to (a) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations or otherwise modify, amend or change the terms of the Notes or other agreement, document or instrument now or hereafter executed by the Issuer or any other guarantor and delivered to the Trustee; (b) accept partial payments on the Obligations; (c) take and hold security or collateral for the payment of the Obligations guaranteed hereby, or for the payment of this Guarantee, or for the payment of any other guaranties of the Obligations, and exchange, enforce, waive and release any such security or collateral; (d) apply such security or collateral and direct the order or manner of sale or other disposition thereof as in its discretion it may determine; (e) take any action under or in respect of the Transaction Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges and (f) settle, release, compromise, collect or otherwise liquidate the Obligations with respect to any security or collateral therefor in any manner, without affecting or impairing the obligations of the Guarantor hereunder. The time and manner of application of any payments or credits, whether received from the Issuer or any other source, shall be made by the Trustee in accordance with the Indenture. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Obligations as the Trustee shall determine in its discretion without affecting the validity or enforceability of this Guarantee.

Section 6. The Guarantor’s Responsibility. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Issuer and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof, and the Guarantor hereby agrees that neither the Trustee nor any Noteholder shall have any duty to advise the Guarantor of information known to the Trustee or such Noteholder regarding such condition or any such circumstances or to undertake any investigation. If the Trustee or any Noteholder, in its discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, neither the Trustee nor such Noteholder shall be under any obligation to update any such information or to provide any such information to the Guarantor on any subsequent occasion. The Guarantor further acknowledges that the Guarantor has examined or had the opportunity to examine the Indenture and the other Transaction Documents, and waives any defense which may exist resulting from the Guarantor’s failure to receive or examine at any time the Indenture or the other Transaction Documents.

Section 7. Consent. The Guarantor consents and agrees that neither the Trustee nor any Noteholder shall be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Obligations. The Guarantor further agrees that, to the extent that the Issuer, the Guarantor or any other Person makes a payment or payments to the Trustee or a Noteholder, or the Trustee or a Noteholder receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Issuer, its estates, the trustees, receivers or any other Person, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, the Obligations or the part thereof which has been paid, reduced or satisfied by such amount, and the Guarantor’s obligations hereunder with respect to such portion of the Obligations, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

Section 8. Binding on Assigns. This Guarantee shall be binding upon the Guarantor and upon its successors (including, without limitation, any receiver, the trustee or debtor-in- possession of or for the Guarantor) and assigns of the Guarantor, and shall inure to the benefit of the Trustee, the Noteholders and their respective successors and assigns; provided, however, that the Guarantor’s obligations hereunder may not be delegated or assigned without the Trustee’s prior written consent.

Section 9. Representations and Warranties. The Guarantor represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Trustee and the Noteholders that:

(a)           The Guarantor is a corporation duly created and validly existing in good standing under the laws of the State of New York and has full power, authority and legal right to execute and deliver this Guarantee and the other Transaction Documents to which the Guarantor is a party, and to perform its obligations hereunder and thereunder.

(b)           The execution and delivery by the Guarantor of this Guarantee and the other Transaction Documents to which the Guarantor is a party, and the performance by the Guarantor of its obligations hereunder and thereunder, has been duly and validly authorized and will not violate the organizational documents of the Guarantor, nor will such execution, delivery or performance require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action by, any arbitrator, court or other Governmental Authority (other than the SEC) or conflict with, or result in a breach or violation of, any provision of any law or regulation governing the Guarantor or any order, writ, judgment or decree of any arbitrator, court or other Governmental Authority applicable to the Guarantor or any of its assets, any indenture, mortgage, deed of trust, partnership agreement or other agreement or instrument to which the Guarantor is a party or by which the Guarantor or all or any portion of its assets is bound, which breach or violation would materially adversely affect either the ability of the Guarantor to perform its obligations under this Guarantee and such other Transaction Documents or the financial condition of the Guarantor.

(c)           The Guarantor has requisite power and authority to transact the businesses in which it is now engaged. The Guarantor is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection its business and operations. The Guarantor possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to transact the businesses in which it is now engaged, the failure of which to obtain would result in a material adverse effect on either the ability of the Guarantor to perform its obligations under this Guarantee and the other Transaction Documents to which it is a party or the financial condition of the Guarantor.

(d)           This Guarantee and the other Transaction Documents to which it is a party have been duly executed and delivered by the Guarantor and constitute valid, legal and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with the terms hereof and thereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(e)           The Guarantor has no employee benefit plans and is not required to make any contributions to any Plans.

(f)           The Guarantor is not: (i) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the 1940 Act; (ii) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which prevents the Guarantor from entering into this Guarantee or the other Transaction Documents to which it is a party.

(g)           The Transaction Documents and the Prospectus do not contain any untrue statement of a material fact or omit to state any material fact necessary to make statements contained herein or therein not misleading.

(h)           There are no Proceedings at law or in equity or by or before any government authority, arbitral tribunal or other body now pending against the Guarantor or, to the best knowledge of the Guarantor, threatened against the Guarantor which questions the validity or legality of or seeks damages in connection with this Guarantee or which seeks to prevent the consummation of any of the transactions contemplated by this Guarantee.

(i)           It is in the Guarantor’s direct interest to assist the Issuer in issuing the Notes because the Guarantor has a direct investment in or business relationship with the Issuer.

Section 10. Continuation. This Guarantee shall continue in full force and effect (and may not be revoked or terminated) until such time as the Trustee has, in writing, notified the Guarantor that all of the Obligations have been indefeasibly paid and satisfied in full and the Indenture has been terminated.

Section 11. Subrogation. The Guarantor shall not at any time exercise any rights of any nature of subrogation, contribution, reimbursement or indemnity and any right of the Guarantor to recourse to any assets or property of, or payment from, the Issuer or any other guarantor of all or any part of the Obligations as a result of any payments made or to be made hereunder for any reason, unless and until all of the Obligations have been indefeasibly paid and satisfied in full. Any payments received by the Guarantor in violation of this Section 11 shall be held in trust for and immediately remitted to the Trustee.

Section 12. Subordination. The payment of any and all of indebtedness, liabilities and obligations of the Issuer to the Guarantor of every kind or nature, whether joint or several, due or to become due, absolute or contingent, now existing or hereafter arising, and whether principal, interest, fees, costs, expenses or otherwise (collectively, the “Subordinated Debt”), is expressly subordinated to the Obligations. So long as any Obligations remain outstanding and the Indenture has not been terminated, no payment of any kind (by voluntary payment, prepayment, acceleration, setoff or otherwise) of any portion of the Subordinated Debt may be made by the Issuer or received or accepted by the Guarantor at any time. Until such time as the Obligations have been paid and satisfied in full and the Indenture has been terminated, the Guarantor will not (a) obtain any lien, security interest or other encumbrance on any property of the Issuer to secure the Subordinated Debt, or (b) make demand for payment of the Subordinated Debt or commence any lawsuit, action or proceeding of any kind against the Issuer to recover all or any part of the Subordinated Debt. Any payments received by the Guarantor in violation of this Section 12 shall be held in trust for and immediately remitted to the Trustee.

Section 13. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

Section 14. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL WAIVER. ANY ACTION OR PROCEEDING AGAINST ANY OF THE PARTIES HERETO RELATING IN ANY WAY TO THIS GUARANTEE MAY ONLY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH OF THE GUARANTOR AND, BY ITS ACCEPTANCE OF THIS GUARANTEE, THE TRUSTEE IRREVOCABLY SUBMITS TO THE JURISDICTION OF EACH SUCH COURT IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH OF THE GUARANTOR AND, BY ITS ACCEPTANCE OF THIS GUARANTEE, THE TRUSTEE HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO REMOVE ANY SUCH ACTION OR PROCEEDING BY REASON OF IMPROPER VENUE OR INCONVENIENT FORUM. AS LONG AS ANY OBLIGATIONS REMAIN OUTSTANDING AND THE INDENTURE HAS NOT BEEN TERMINATED, SERVICE OF PROCESS UPON THE GUARANTOR AND, BY ITS ACCEPTANCE OF THIS GUARANTEE, THE TRUSTEE SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE IN ANY SUCH LEGAL ACTION OR PROCEEDING. EACH OF THE GUARANTOR AND, BY ITS ACCEPTANCE OF THIS GUARANTEE, THE TRUSTEE HEREBY IRREVOCABLY WAIVES TRIAL BY JURY.

Section 15. Entire Agreement; Severability. This Guarantee represents the entire understanding and agreement between the Guarantor, on the one hand, and the Trustee and the Noteholders, on the other hand, with respect to the subject matter contained herein, and there are no other existing agreements or understandings, whether oral or written, between or among such parties as to such subject matter. Wherever possible, each provision of this Guarantee shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guarantee.

Section 16. Cumulative Remedies; Amendments. All rights and remedies hereunder and under the Indenture and the other Transaction Documents are cumulative and not alternative, and the Trustee or the Noteholders may proceed in any order from time to time against the Issuer, the Guarantor or any other guarantor of all or any part of the Obligations and their respective assets. Neither the Trustee nor the Noteholders shall have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Trustee’s or the Noteholders’ rights against, the Issuer or any other guarantor of all or any part of the Obligations prior to proceeding against the Guarantor hereunder. No failure or delay on the part of the Trustee or the Noteholders in the exercise of any power, right or privilege shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No amendment, modification or waiver of any provision of this Guarantee, or consent to any departure by the Guarantor therefrom, shall be effective unless the same shall be in writing and signed by the Trustee and the Guarantor. Each amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

Section 17. Notices. Any communication provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to: (a) in the case of the Guarantor Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Suite 205, Great Neck, New York 11021, Attention: Assaf Ran; and (b) in the case of the Trustee, Worldwide Stock Transfer, LLC, One University Plaza Drive, Suite 505, Hackensack, New Jersey, 07601, Attention: Jonathan Gellis, facsimile number: (201) 755-2597; or at such other address as may be substituted by notice given as herein provided.

Section 18.           Relation to Intercreditor Agreement.

(i)           Notwithstanding anything herein to the contrary, the obligations and liabilities of the Guarantor pursuant to this Guarantee and the exercise of any right or remedy by the Trustee hereunder are subject to the provisions of that certain Intercreditor Agreement dated as of the date hereof among the Trustee and Webster Business Credit Corporation, as such agreement may from time to time be amended, restated, supplemented or otherwise modified. In the event of any conflict between the terms of such agreement and this Guarantee, the terms of such agreement shall govern and control.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Guarantee has been duly executed by the undersigned as of April 25, 2016.

MANHATTAN BRIDGE CAPITAL, INC.

By:	/s/ Assaf Ran
Assaf Ran
Chief Executive Officer

Signature Page to Continuing Guarantee